Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)
Science & Technology Trust (the fund)
Supplement dated October 1, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.
At a special meeting of shareholders of the fund held on October 1, 2024, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on October 1, 2024 (the Effective Date).
Accordingly, as of the Effective Date, the following disclosure is added as the final paragraph of the fund’s “Principal investment strategies” in the “Fund summary” section:
The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
Additionally, as of the Effective Date, the following risk is added to the fund’s “Principal risks” in the “Fund summary” section:
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust (the Trust)
Science & Technology Trust (the fund)
Supplement dated October 1, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.
At a special meeting of shareholders of the fund held on October 1, 2024, the fund’s shareholders approved a proposal to change the fund’s diversification status from diversified to non-diversified effective on October 1, 2024 (the Effective Date).
Accordingly, as of the Effective Date, the fourth sentence of the first paragraph under “Organization of the Trust” is amended and restated as follows:
Each of Blue Chip Growth Trust, Real Estate Securities Trust and Science & Technology Trust is a non-diversified series of the Trust and each other fund is a diversified series of the Trust, as those terms are used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
As of the Effective Date, the second item in the numbered list under “Fundamental Investment Restrictions” in the “Investment Restrictions” section is also amended as follows:
(2)
Each fund (except Blue Chip Growth Trust, Real Estate Securities Trust and Science & Technology Trust) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
You should read this supplement in conjunction with the SAI and retain it for your future reference.